SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 3, 2004


                               FirstBank NW Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Washington                      0-22435               84-1389562
----------------------------         --------------      -------------------
State or other jurisdiction            Commission          (I.R.S. Employer
     of incorporation                  File Number        Identification No.)



1300 16th Avenue, Clarkston, Washington                         99403
------------------------------------------               -------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number (including area code) (509) 295-5100

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)      Exhibit 99.1   FirstBank NW Corp. performance summary at
                                 December 31, 2003.



                                      * * *



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRSTBANK NW CORP.



Date: March 3, 2004                    By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer


                                        2